Exhibit 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS


                 We hereby consent to the incorporation by reference in
            the Company's Registration Statements on Form S-8 (Nos. 2-96616, 33-677, 2-83297, 33-17875, 33-25396, 33-25674) of our
            report dated May 19, 1995 appearing on page 22 of the Ralston Purina Company Savings Investment Plan's Annual Report on Form 11-K for the year ended December 31, 1994.



                                     PRICE WATERHOUSE
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                                     PRICE WATERHOUSE


            One Boatmen's Plaza
            St. Louis, Missouri 63101
            June 26, 1995